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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 22, 2003

                              --------------------


                        COMMUNITY SHORES BANK CORPORATION
             (Exact name of registrant as specified in its charter)



           MICHIGAN                    333-63769                38-3423227
(State or other jurisdiction       (Commission File           (IRS Employer
      of incorporation)                 Number)           Identification Number)



1030 W. NORTON AVENUE, MUSKEGON, MICHIGAN                      49441
(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code              231-780-1800





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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

Exhibit Number                          Description

         99.1 Press release of Community Shores Bank Corporation reporting financial results and earnings for the first quarter of 2003




ITEM 9. REGULATION FD DISCLOSURE.

         The following information is being furnished under Item 12 of Form 8-K, "Results of Operations and Financial Condition," and is included under this Item 9 in accordance with SEC Release No. 33-8216 (March 27, 2003).

         Earnings Release. On April 22, 2003, Community Shores Bank Corporation issued a press release reporting earnings and other financial results for its first quarter of 2003, which ended March 31, 2003. A copy of the press release is attached as Exhibit 99.1.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 COMMUNITY SHORES BANK CORPORATION


                                 By:  /s/ Tracey A. Welsh
                                   ------------------------------------------
                                      Tracey A. Welsh
                                      Vice President and Chief Financial Officer
Date:  April 23, 2003



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                                  EXHIBIT INDEX




   Exhibit Number                            Description


       99.1 Press release of Community Shores Bank Corporation reporting earnings and other financial results for the first quarter of 2003.